                   SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                         TCW/DW STRATEGIC INCOME TRUST
                                  30 day Yield
                 FOR THE 30 DAY PERIOD ENDING FEBRUARY 28, 1997

                        WITH WAIVED EXPENSES FACTORED IN

                                  6
      YIELD = 2{ [ ((a-b)/c * d) + 1] -1}

      WHERE:     a = Dividends and interest earned during the period

                 b = Expenses accrued for the period

                 c = The average daily number of shares outstanding
                     during the period that were entitled to receive dividends

                 d = The maximum offering price per share on the last
                     day of the period

                                                                           6
=  6.889984%         = 2{ [(( 48,080.06-4,314.25))/775,446.739*9.97)+1] -1}

              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                         TCW/DW STRATEGIC INCOME TRUST




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                               _                                           _
                              |        ______________________  |
FORMULA:                      |       |                        |
                              |  /\ n |                  ERV           |
              T  =            |    \  |             -------------      |  - 1
                              |     \ |                   P            |
                              |      \|                        |
                              |_                              _|

               T = AVERAGE ANNUAL COMPOUND RETURN
               n = NUMBER OF YEARS
             ERV = ENDING REDEEMABLE VALUE
               P = INITIAL INVESTMENT


                                                                                     (A)
  $1,000            ERV AS OF            AGGREGATE             NUMBER OF        AVERAGE ANNUAL
INVESTED - P        28-Feb-97           TOTAL RETURN           YEARS - n      COMPOUND RETURN - T
-------------       ----------          ------------           ----------     -------------------
26-Nov-96            $963.20              -3.68%                  0.26               NA


(B) AVERAGE ANNUAL TOTAL RETURNS (STANDARIZED COMPUTATIONS) WITHOUT WAIVER OF FEES AND ASSUMPTION OF EXPENSES.

                               _                                   _
                              |        ______________________  |
FORMULA:                      |       |                        |
                              |  /\ n |                  EVb           |
              tb =            |    \  |             -------------      |  - 1
                              |     \ |                   P            |
                              |      \|                        |
                              |_                              _|


               tb = AVERAGE ANNUAL COMPOUND RETURN
                    (DEDUCTION FOR EXPENSES ASSUMED BY FUND MANAGER)
                n = NUMBER OF YEARS
              EVb = ENDING VALUE (DEDUCTION FOR EXPENSES
                    ASSUMED BY FUND MANAGER)
                P = INITIAL INVESTMENT

                                                                           (B)
  $1,000            EVb AS OF        AGGREGATE       NUMBER OF         AVERAGE ANNUAL
INVESTED - P        28-Feb-97       TOTAL RETURN     YEARS - n       COMPOUND RETURN - tb
-------------       ---------       ------------     ---------       --------------------
26-Nov-96            $953.60           -4.64%          0.26                 NA

(C) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(D) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

                              _                                    _
                             |        ______________________  |
FORMULA:                     |       |                        |
                             |  /\ n |                  EV            |
             t  =            |    \  |             -------------      |  - 1
                             |     \ |                   P            |
                             |      \|                        |
                             |_                              _|

                                 EV
            TR  =            ----------           - 1
                                  P


               t = AVERAGE ANNUAL COMPOUND RETURN
                   (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
               n = NUMBER OF YEARS
              EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
               P = INITIAL INVESTMENT
              TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)


                                       (D)                                 (C)
  $1,000            EV AS OF          TOTAL           NUMBER OF       AVERAGE ANNUAL
INVESTED - P        28-Feb-97      RETURN - TR        YEARS - n      COMPOUND RETURN - t
-------------       ---------      ------------      ------------    --------------------
26-Nov-96           $1,013.10         1.31%             0.26                  NA

(D)             GROWTH OF $10,000
(E)             GROWTH OF $50,000
(F)             GROWTH OF $100,000

FORMULA:        G= (TR+1)*P
                G= GROWTH OF INITIAL INVESTMENT
                P= INITIAL INVESTMENT
                TR= TOTAL RETURN SINCE INCEPTION


                       TOTAL                (D) GROWTH OF               (E)   GROWTH OF                (F)   GROWTH OF
INVESTED - P         RETURN - TR        $10,000 INVESTMENT - G       $50,000 INVESTMENT-G           $100,000 INVESTMENT - G
-------------        -----------        ----------------------       ---------------------          -----------------------
26-Nov-96               1.31                    $10,131                     $50,655                          $101,310